SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

   Date of Report (Date of earliest event reported): July 25, 1997

                          Block Mortgage Finance, Inc.
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             (Exact name of registrant as specified in its charter)


                                    Delaware
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                  State or other jurisdiction of incorporation)



    333-14041                                             43-1758633
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   (Commission File Number)                   (IRS Employer Identification No.)

4435 Main Street, Suite 500, Kansas City, Missouri          64111
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   (Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code:  (816) 435-5000

                                 Not applicable
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         (Former name or former address, if changed since last report)


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
         INFORMATION AND EXHIBITS

Exhibit 24     Consent of Independent Accountants.

Exhibit 99     Computational Materials Relating   to  Block   Financial
               Corporation Series 1997-2.





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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              BLOCK MORTGAGE FINANCE, INC., as
                              Registrant


Date: July 25, 1997           By: /s/ Bret G. Wilson
                                  _________________________________________
                                   Bret G. Wilson, Executive Vice President




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                                  EXHIBIT INDEX

     Exhibit No.                    Description


         24                Consent of Independent
                           Accountants.

         99                Computational Materials
                           Relating to Block Financial
                           Corporation Series 1997-2.